EXHIBIT 99.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT, dated as of March 27, 2008 (this “Amendment”), to the Credit Agreement referred to below is by and among: (a) THE PENN TRAFFIC COMPANY, a Delaware corporation (“Penn Traffic”), PENNY CURTISS BAKING COMPANY, INC., a New York corporation, and BIG M SUPERMARKETS, INC., a New York corporation (collectively referred to herein as “Borrowers” and individually as “Borrower”); (b) the other Credit Parties signatory hereto; (c) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as Agent for Lenders; (d) THE CIT GROUP/BUSINESS CREDIT, for itself as Lender, and as Documentation Agent for Lenders; and (e) the other Lenders signatory hereto from time to time (collectively, the “Lenders”).

W I T N E S S E T H

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Credit Agreement, dated as of April 13, 2005 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Agent and Lenders have agreed to amend the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2.           Amendment to Section 1.5(a) of the Credit Agreement. Section 1.5(a) of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by inserting the following new paragraph at the end thereof:

“Notwithstanding the foregoing, on and after the Fourth Amendment Effective Date, adjustments in the Applicable Revolver LIBOR Margin, Applicable Revolver Index Margin and the Applicable Unused Facility Fee Margin shall be determined by reference to the following grid:

Level	Excess Availability	Applicable Revolver LIBOR Margin	Applicable Revolver Index Margin	Applicable Unused Facility Fee Margin
I	Greater than $60,000,000	2.25%	0.75%	0.375%

II	Less than or equal to $60,000,000 but greater than $45,000,000	2.50%	1.00%	0.375%
III	Less than or equal to $45,000,000 but greater than $35,000,000	2.75%	1.25%	0.50%
IV	Less than or equal to $35,000,000	3.00%	1.50%	0.50%

3.           Amendment to Section 1.9(c) of the Credit Agreement. Section 1.9(c) of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating it in its entirety to read as follows:

“If Borrowers pay after acceleration or prepay all or any portion of the Term Loan, whether voluntarily or involuntarily and whether before or after acceleration of the Obligations, or if the Term Loan Commitment is otherwise terminated, in any case prior to April 13, 2009, subject to the proviso in Section 1.3(c), Borrowers shall pay to Agent, for the benefit of Term Lenders, as liquidated damages and compensation for the costs of being prepared to make funds available hereunder, an amount equal to the Applicable Percentage (as defined below) multiplied by the sum of the principal amount of the Term Loan so paid after acceleration or prepaid (such amount, the “Applicable Premium”); provided, however, that the Requisite Term Lenders may elect, by written notice to Agent prior to the date of any mandatory prepayment of the Term Loan, to decline such mandatory prepayment of the Term Loan; provided, further, that in the event that all of the outstanding Obligations are refinanced in full prior to April 13, 2009 and GE Capital acts as administrative agent for such refinancing, the Term Lenders agree to waive any Applicable Premium which may be due and payable as a result of the prepayment of the Term Loans made pursuant thereto. As used herein, the term “Applicable Percentage” shall mean (x) three percent (3.00%), in the case of any such payment or prepayment made on or prior to October 13, 2008, (y) two percent (2.00%), in the case of any such payment or prepayment made after October 13, 2008 but prior to January 13, 2009 and (z) one percent (1.00%), in the case of any such payment or prepayment made after January 13, 2009 but prior to April 13, 2009. The Credit Parties agree that the Applicable Percentages are a reasonable calculation of Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early termination of the Term Loan Commitments.”

4.           Amendments to Section 5 of the Credit Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

(a)          Section 5.15 of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating the first clause thereof which appears immediately prior to the first proviso therein in its entirety to read as follows:

“Borrowers shall maintain, at all times, an aggregate principal balance of the outstanding Revolving Loan in an amount of at least $17,000,000 or, following the Fourth Amendment Effective Date, such other amount as reasonably determined by Agent after consultation with Borrowers (such amount, the “Minimum Outstanding Revolving Loan Balance”);”

(b)          Section 5 of the Credit Agreement is hereby further amended as of the Fourth Amendment Effective Date by inserting the following new Section 5.19 thereto:

“5.19 Leasehold Mortgages. Borrowers shall have delivered to Agent on or prior to July 10, 2008 (or such later date as agreed to by Agent in its sole discretion), executed leasehold Mortgages requested by Agent pursuant to Section 3.6 granting Agent a second priority Lien on such Eligible Leases subject only to the Lien in favor of the Supplemental Real Estate Facility Agent (and other Permitted Liens), in form and substance reasonably satisfactory to Agent, together with all other documents reasonably requested by Agent in connection therewith.

5.           Amendment to Section 6.10 of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating it in its entirety to read as follows:

“Intentionally Omitted.”

6.	Amendments to Section 8.1 of the Credit Agreement.

(a)          Section 8.1(b) of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating it in its entirety to read as follows:

“Any Credit Party fails or neglects to perform, keep or observe any of the provisions of Sections 1.4, 1.8, 5.4(a), 5.19 or 6, or any of the provisions set forth in Annex C.”

(b)          Section 8.1 of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by inserting the following new Sections 8.1(q) and 8.1(r) thereto:

“(q)       If at anytime on and after the Fourth Amendment Effective Date to and including April 13, 2009, Excess Revolver Availability is below (x) $27,500,000 for four (4) consecutive days or (y) $25,000,000 on any day, and anytime thereafter, Excess Revolver Availability is below $30,000,000.”

“(r)        The Extension Conditions (as defined in the Supplemental Loan Credit Agreement) are not satisfied or waived by Supplemental Real Estate Facility Agent by April 13, 2009.”

7.	Amendments to Annex A of the Credit Agreement.

(a)          Annex A of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by inserting the following new definitions in appropriate alphabetical order:

“‘Fourth Amendment’ means the Fourth Amendment to Credit Agreement, dated as of March 27, 2008, among Agent, Lenders and Borrowers, and acknowledged and agreed to by each of the other Credit Parties.”

“‘Fourth Amendment Effective Date’ means the date on which the conditions precedent to the effectiveness of the Fourth Amendment are satisfied, which date is March 27, 2008.”

(b)         Annex A of the Credit Agreement is hereby further amended as of the Fourth Amendment Effective Date by amending and restating the definition of “Commitment Termination Date” in its entirety to read as follows:

“‘Commitment Termination Date’ means the earliest of (a) April 13, 2010, (b) the date of termination of Lenders’ obligations to make Advances and to incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of payment or prepayment in full in cash by Borrowers of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex B, and the permanent reduction of all Commitments to zero dollars ($0).”

(c)          Annex A of the Credit Agreement is hereby further amended as of the Fourth Amendment Effective Date by amending and restating the definition of “GE Capital Fee Letter” in its entirety to read as follows:

“‘GE Capital Fee Letter’ means that certain letter, dated as of January 5, 2005 (as amended on April 13, 2005), among Borrowers, GE Capital and Kimco and the letter agreement, dated as of the Fourth Amendment Effective Date, among Borrowers and GE Capital, with respect to certain Fees to be paid from time to time by Borrowers to GE Capital.”

8.	Amendments to Annex E of the Credit Agreement.

(a)          Subsection (a) of Annex E of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating clause (A) of the second sentence thereof in its entirety to read as follows:

“a statement in reasonable detail (each, a “Compliance Certificate”) showing the calculations of each Financial Covenant”

(b)          Subsection (b) of Annex E of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating clause (A) of the second sentence thereof in its entirety to read as follows:

“a Compliance Certificate showing the calculations of each Financial Covenant”

(c)          Subsection (d) of Annex E of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating clause (i) of the second sentence thereof in its entirety to read as follows:

“a Compliance Certificate showing the calculations of each Financial Covenant”

9.           Amendment to Annex G of the Credit Agreement. Annex G to the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by inserting the following new paragraph at the end thereof:

“Notwithstanding anything to the contrary in this Annex G commencing on the Fourth Amendment Effective Date, Borrowers shall not be required to comply with any of the foregoing Financial Covenants; provided that Borrowers shall continue to deliver to Agent Compliance Certificates as required by Annex E.”

10.         Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each of the Credit Parties, jointly and severally, makes the following representations and warranties to Agent and Lenders:

(a)          The execution, delivery and performance of this Amendment and the performance of the Credit Agreement by such Credit Party: (i) are within such Person’s corporate, limited liability company or limited partnership power, as applicable; (ii) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person.

(b)         This Amendment has been duly executed and delivered by or on behalf of such Credit Party.

(c)          This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms.

(d)	No Default or Event of Default has occurred and is continuing.

(e)          The representations and warranties of such Credit Party contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Fourth Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

11.         No Other Amendments/Waivers. Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (b) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

12.         Outstanding Indebtedness; Waiver of Claims. The Credit Parties hereby acknowledge and agree that as of March 27, 2008, the aggregate outstanding principal amount of the (i) Revolving Loans is $57,023,938.00 and (ii) Term Loan is $6,000,000, each plus additional interest, fees, costs and expenses (collectively, the “Outstanding Obligations”), and that such Outstanding Obligations are payable pursuant to the Credit Agreement without defense, offset, withholding, cancellation or reduction of any kind. Each of the Credit Parties hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the date hereof; provided that, such Credit Party does not waive any Claim solely to the extent such Claim relates to the Agent’s or any Lender’s gross negligence or willful misconduct.

13.         Expenses. Each Borrower hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

14.         Effectiveness. This Amendment shall become effective as of the date hereof (the “Fourth Amendment Effective Date”) only upon satisfaction in full in the judgment of Agent of each of the following conditions:

(a)          Amendment. Agent shall have counterpart signature pages of this Amendment duly executed and delivered by each of Agent, Lenders and the Credit Parties.

(b)          Payment of Fees and Expenses. Borrowers shall have paid to Agent for the pro rata account of each Lender who executes this Amendment and delivers such Amendment to Agent on or prior to 4 p.m. New York time, March 28, 2008 a non-refundable cash amendment fee equal to thirty-seven (37) basis points times the aggregate Commitments of such Lender. Additionally, Borrowers shall have paid to Agent all costs, fees and expenses invoiced and owing in connection with this Amendment and the other

Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses) for which a reasonably detailed invoice has been provided therefor.

(c)          Amendment to Supplemental Real Estate Facility. Agent shall have received evidence that Borrowers have received a duly executed amendment to the Supplemental Real Estate Facility, in substantially the form attached hereto as Exhibit A.

(d)         Representations and Warranties. The representations and warranties of the Credit Parties in this Amendment shall be true and correct on and as of the Fourth Amendment Effective Date and the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

15.         GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

16.         Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS

THE PENN TRAFFIC COMPANY

By:       /s/

Name:

Title:

PENNY CURTISS BAKING COMPANY, INC.

By:       /s/

Name:

Title:

BIG M SUPERMARKETS, INC.

By:       /s/

Name:

Title:

LENDERS

GENERAL ELECTRIC CAPITAL

CORPORATION, as Agent and Lender

By:       /s/

Duly Authorized Signatory

BANK OF AMERICA, N.A.,

as Lender

By:       /s/

Name:

Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent and Lender

By:       /s/

Name:

Title:

WACHOVIA CAPITAL FINANCE CORPORATION (NEW ENGLAND) (f/k/a CONGRESS FINANCIAL CORPORATION (NEW ENGLAND)), as Lender

By:       /s/

Name:

Title:

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

SUNRISE PROPERTIES, INC.

By:       /s/

Name:

Title:

PENNWAY EXPRESS, INC.

By:       /s/

Name:

Title:

COMMANDER FOODS INC.

By:       /s/

Name:

Title:

P AND C FOOD MARKETS INC. OF VERMONT

By:       /s/

Name:

Title:

P.T. DEVELOPMENT, LLC

By:       /s/

Name:

Title:

P.T. FAYETTEVILLE/UTICA, LLC

By:       /s/

Name:

Title:

Exhibit A

(Amendment to Supplemental Real Estate Facility)

Please see attached.